UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 8, 2012

Date of Report

(Date of earliest event reported)

FONU2 INC.

 (Exact name of registrant as specified in its charter)

NEVADA	000-49652	65-0773383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

331 East Commercial Blvd.

Ft. Lauderdale, Florida  33334

 (Address of principal executive offices)

(954) 938-4133

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

Effective as of October 8, 2012, the Board of Directors of FONU2 Inc., a Nevada corporation (the “Company”), resolved to dismiss Mantyla McReynolds LLC as the Company’s independent accountant.  With the exception of a “going concern” qualification, the reports of Mantyla McReynolds LLC on the financial statements of the Company for the fiscal years ended September 30, 2011 and 2010 contained no adverse opinion or any disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the periods ended September 30, 2011 and 2010, and through the interim period preceding such resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  Further, there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Effective as of October 8, 2012, the Company engaged MaloneBailey, LLP to audit its financial statements for the fiscal year ended September 30, 2012.  During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging MaloneBailey, LLP, neither the Company nor anyone on its behalf consulted the newly engaged accountant regarding:

either the application of accounting principles to a specified transaction,  either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item304 of Regulation S-K of the SEC or a reportable event (as described in paragraph 304(a)(1)(v) thereof).

We have provided Mantyla McReynolds LLC, with a copy of the disclosure provided under this Item of this Current Report and have advised them to provide us with a letter addressed to the SEC as to whether they agree or disagree with the disclosures made herein.  A copy of their response is attached hereto and incorporated herein by this reference.  See Item 9.01 of this Current Report.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.

Description of Exhibit

16

Letter re change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FONU2 INC., a Nevada corporation

Date:  October 8, 2012

/s/ Jeffrey Pollitt

            Jeffrey Pollitt, President and CEO